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October 7, 2013
ILLUSTRATIVE TERM SHEET RELATING TO
ENERGY FUTURE HOLDINGS,
ENERGY FUTURE INTERMEDIATE HOLDING COMPANY,
AND TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY
Exhibit 99.1

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SITUATION OVERVIEW
Energy Future Holdings (“EFH”) has engaged in extensive negotiations with its stakeholders; however, it has yet to reach agreement on the terms of an orderly restructuring
[Significant Creditor] is aware of the significant benefits of a consensual agreement that will allow EFH to avoid the significant cost, expense, and business risk due to a protracted Chapter 11 and material breakage costs associated with a deconsolidation of the structure, including:
– Operational dissynergies;
– Significant tax cost;
– Value degradation of the retail business;
– Regulatory uncertainty; and
– Professional fees
[Significant Creditor] is a significant long-term investor in EFH with material holdings in the indebtedness of EFH,
Energy Future Intermediate Holding Company (“EFIH”), and Texas Competitive Electric Holdings Company
(“TCEH”)
[Significant Creditor], together with its advisors, has developed a restructuring proposal focused on the following key tenets:
– Avoid unnecessary business risk, transaction costs and tax inefficiencies
– Bridge constituent demands on EFIH and TCEH sides of the EFH structure
Balance relative value
Balance form of recovery
Maintain relative priority
Provide for sufficient deleveraging to avoid future restructuring risk
EFH and its advisors
have engaged in extensive
discussions with the
various stakeholders;
however, a consensual
resolution has not yet
been achieved
As a result of its
significant holdings at
various EFH entities,
[Significant Creditor] is
in a unique position to
help bridge the differences
between stakeholders at
EFH, EFIH, and
TCEH to achieve a
consensual restructuring
transaction and avoid
the significant costs and
value leakages associated
with a protracted and
contentious free fall
Chapter 11

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TRANSACTION OVERVIEW
[Significant Creditor]’s term sheet provides for significant deleveraging of EFIH and TCEH, including:
– EFIH: Refinancing of First Lien Debt, equity claw of 35% of Second Lien Debt and equitization of Unsecured Debt
– TCEH: Equitization of significant portion of First Lien Debt and cancelation of all junior debt (with value protection through new warrants)
– EFH: Equitization of EFH Unsecured Debt
The EFIH equitization will be completed through an offering of New Tracking Stock at EFH which will track the value and business of EFIH and its subsidiaries
– The New Tracking Stock will provide for distributions to current holders of EFIH Unsecured Notes up to par value plus accrued interest plus an annual return
– The EFIH Unsecured Noteholders will backstop a rights offering for ~$0.8 billion of New Tracking Stock, the proceeds of which will be used to claw 35% of the Second Lien Notes
– To provide for additional cash flow, the EFIH First Lien Debt will be refinanced at market rates (while providing existing lenders with a premium over par)
Holders of TCEH First Lien Debt will exchange into substantially all of the New EFH Equity
– TCEH First Lien Lenders will receive 94.2%
(1)
of the New EFH Equity and approximately $8.0 billion of cash
(from proceeds of the issuance of new First Lien Debt at TCEH)
Holders of the EFH Unsecured Debt will receive 11.8% of the New Tracking Stock and 3.8%
(1)
of the New EFH
Equity
The existing equity Sponsors will receive 2.0% of the New EFH Equity and 2.0% of the New Tracking Stock
– Other junior TCEH creditors will receive short duration warrants in New EFH Equity to provide value at in-the-
money enterprise valuation levels
- TCEH First Lien
lenders to receive
control of EFH and
substantially all of
the value of TCEH
- EFIH Unsecured
Debt Holders to
receive a par recovery
over time
- EFH debt and
equity to continue to
participate in the
value of EFH assets
- Other claimants to
participate in EFH
value through
warrants
Notes: (1) Pro forma EFH equity allocations based on market-implied value of TCEH of approximately $16.5 billion
The illustrative term
sheet provides for:

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ILLUSTRATIVE TRANSACTION RATIONALE
TCEH FIRST
LIEN LENDERS
Receive substantially all of the value attributable to TCEH assets
Receive control of EFH without paying for control premium
Obtain expeditious control of TCEH assets
Receive upside value of Oncor assets, after redemption of the New Tracking Stock
Benefit from delevered EFIH with virtually no future restructuring risk
Avoid costs of contentious Chapter 11
Avoid diminution in value of the retail business associated with a potentially lengthy and contentious Chapter 11 process
EFIH FIRST
LIENS
Receive cash in excess of par value in near term
EFIH SECOND
LIENS
35% of holdings repaid at par plus coupon through utilization of equity claw
At each holder's election, may tender additional Notes for cash equal to equity claw price
Reinstated holders benefit from delevered capital structure and improved liquidity profile
EFIH
UNSECURED
NOTES
Receive New Tracking Stock designed to capture par plus accrued interest of EFIH Unsecured Notes plus an annual return
Provides unlimited timeframe to recapture Oncor value through New Tracking Stock
Benefit from delevered EFIH, improved liquidity profile, and removal of bankruptcy overhang
Benefit from potential incremental value that may be generated through amending Oncor ring-fenced structure
Ability to prove value and backstop / participate in rights offering for New Tracking Stock
Protected from any future volatility of TCEH earnings
OTHER TCEH
CREDITORS
Receive limited duration warrants at appropriate strike prices to capture value at in-the-money enterprise valuation levels
Potential to participate in Oncor valuation upside as well
EFH
UNSECURED
DEBT
Continue to receive benefit of EFH and EFIH value through ownership of New Tracking Stock and New EFH Equity
SPONSORS
Continue to receive benefit of EFH and EFIH value through ownership of New Tracking Stock and New EFH Equity
Granted full releases
MANAGEMENT
To receive new incentive plan to ensure alignment of interests with new ownership of EFH
The table below illustrates certain potential benefits associated with the proposed transaction
A consensual
restructuring would
provide significant
benefits to all parties
by, among other things,
avoiding the significant
costs in money and
time associated with a
protracted and
contentious process

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AMOUNT ($BN) TREATMENT, PRIOR TO DILUTION FROM MANAGEMENT INCENTIVE PLAN
EFH
Building Financing & First
Lien Debt
$0.1
Reinstated
Unsecured Notes $0.6
Exchanged into 11.8% of New Tracking Stock and 3.8% of New EFH Equity
Inter-Company Debt $1.7
Canceled
SPONSORS
Equity -
2.0% of New EFH Equity
2.0% of New Tracking Stock
EFIH
First Lien Debt $4.0
Refinanced
Existing First Lien Debt Holders receive cash at [105.2%]; proceeds of New EFIH First Lien Debt
Second Lien Debt $2.2
$0.8 million / 35% clawed at average price of 111.6% with proceeds of offering of New Tracking Stock
Remaining principal provided option to receive:
     Reinstatement, or
     Repayment at equity claw price; proceeds of New EFIH First Lien Debt
Unsecured Debt $1.5
Exchanged for 54.9% of New Tracking Stock
Holders to backstop rights offering for issuance of no less than $0.8 billion of New Tracking Stock (31.3%), the proceeds of which will be used to claw Second Lien Notes
Providers of New Tracking Stock backstop to receive fee TBD
TCEH
Revolving Credit Facility TBD
New revolving credit facility to be obtained on market terms
First Lien Debt   $24.4
Exchanged for  pro rata share of:
      $8.0 billion cash; proceeds of New First Lien TCEH Bank Debt
     94.2% of EFH equity
Capital Leases and Fixed
Secured Facility Notes
$0.1
[Reinstated]
Second Lien Debt $1.6 Warrants for TBD of pro forma equity of EFH, set at a TBD strike price (with limited duration)
Unsecured Debt $4.9
Warrants for TBD of pro forma equity of EFH, set at a TBD strike price (with limited duration)
EFCH
EFCH Debt $0.1
Warrants for TBD of pro forma equity of EFH, set at a TBD strike price (with limited duration)
MGMT
PLAN
Equity -
Terms TBD
SUMMARY ILLUSTRATIVE TERM SHEET
The table below highlights key terms of the illustrative term sheet
Notes: (1) All equity amounts illustrated are prior to dilution from a new management incentive plan and warrants to TCEH junior creditors. Pro forma equity allocations based on market-
implied TCEH First Note trading value of approximately $16.5 billion
(2) Amount excludes Pollution Control Bonds, which are assumed to be reinstated
(1)
(1)
(1)
(2)

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ILLUSTRATIVE TERMS OF NEW TRACKING STOCK
INITIAL
REDEMPTION
PRICE
~$2.6 billion
REFERENCE
ENTITY
Tracks the value of EFIH
DIVIDEND
POLICY
To the extent EFIH dividends funds to EFH, a dividend will be paid on the New Tracking Stock
  Subject to capital surplus at EFH; otherwise funds to be reinvested into EFIH
  Dividends will reflect an annual return of [TBD]% on the initial value of the New Tracking Stock
REDEMPTION
Redeemable by EFH at a price equal to the initial value plus accrued but unpaid dividends. Initial value of
New Tracking Stock will reflect:
a) Par plus accrued interest on converted EFIH Unsecured Debt; plus
b) Proceeds of the New Tracking Stock rights offering
GOVERNANCE
/ OTHER
New Tracking Stock to receive voting rights at EFH only
Restrictions on issuances by EFH of securities senior to the New Tracking Stock and other customary protections
Tax Sharing Agreements amended to provide that Oncor tax payments are made directly to EFIH
PRO FORMA
OWNERSHIP
New Tracking Stock issued for EFIH Second Lien Claw: 31.3%
EFIH Unsecured Debt Holders: 54.9%
EFH Unsecured Debt Holders: 11.8%
Sponsors: 2.0%
The New Tracking
Stock provides for
deleveraging of EFIH,
through unsecured debt
exchange and new
money to fund an
equity claw of EFIH
Second Lien Debt
The New Tracking
Stock would act
similar to preferred
equity in EFIH,
without risk of
triggering adverse tax
consequences for the
broader EFH group
The table below illustrates certain key terms of the New Tracking Stock

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SUMMARY CORPORATE STRUCTURE
Source: Company filings
Note: Debt amounts illustrated prior to unamortized premium / discount
Deconsolidated and Ring-fenced entities
The chart below summarizes the corporate structure of EFH, TCEH, EFCH, and EFIH

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SUMMARY OF PROPOSED RESTRUCTURING PROPOSAL
The chart below summarizes the illustrative proposed restructuring transaction of EFH, TCEH, EFCH, and EFIH
Notes: All equity amounts illustrated are prior to dilution from a new management incentive plan and warrants

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SUMMARY OF PRO FORMA STRUCTURE
The chart below summarizes the illustrative proposed restructuring transaction of EFH, TCEH, EFCH, and EFIH
Notes: All equity amounts illustrated are prior to dilution from a new management incentive plan and warrants
(1) For illustrative purposes only, assumes 100% of Second Lien Notes outstanding subsequent to equity claw decline cash redemption

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